EXHIBIT 21

PRIDE INTERNATIONAL, INC.
SUBSIDIARIES (as of 12/31/04)

COMPANY	JURISDICTION OF INCORPORATION
OR ORGANIZATION

Amethyst Financial Company Ltd.	British Virgin Islands

Andre-Maritime Ltd.	Bahamas

Basafojagu (HS) Inc.	Liberia

Bigem Holdings N.V.	Netherlands

C.A. Foravep	Venezuela

Caland Boren B.V.	Netherlands

Compagnie Monegasque.de Services Comoser. S.A.M.	Monaco

Criwey Corporation S.A.	Uruguay

Dayana Finance S.A.	Panama

Drilling Labor Services, Ltd. PTE	Singapore

Dundee Corporation	Liberia

Dupont Maritime Ltd.	British Virgin Islands

Dupont Maritime Ltd.	Liberia

Durand Maritime S.N.C.	France

Estimulaciones Y Empaques S.A.	Venezuela

Foradel Sdn B.H.D.	Malaysia

Forafels Inc., S.A.	Panama

Foral S.A.	France

Forarom SRL	Romania

Forasol S.N.C.	France

Forasub, B.V.	Netherlands

Forinter Ltd.	Channel Islands

Forwest de Venezuela	Venezuela

PRIDE INTERNATIONAL, INC.
SUBSIDIARIES (as of 12/31/04)

COMPANY	JURISDICTION OF INCORPORATION
OR ORGANIZATION

Gisor (U.K.) Limited	England

Gulf of Mexico Personnel Services S. de R.l. de C.V.	Mexico

Hispano Americana de Petroleos S.A.	Argentina

Horwell S.A.S.	France

Inter-Drill Limited	Bahamas

Internationale de Travaux et de Materiel S.A.S.	France

Larcom Insurance Ltd.	Bermuda

Marlin Colombia Drilling Co., Inc.	British Virgin Islands

Martin Maritime Ltd	Bahamas

Medfor S.A.S.	France

Mexico Drilling Limited, LLC	Delaware

National Drilling Services Corp.	Oman

Perforaciones Pride S. de R.l. de C.V.	Mexico

Petrodrill Corporation Ltd.	Bahamas

Petrodrill Engineering N.V.	Netherlands

Petrodrill Five Limited	British Virgin Islands

Petrodrill Four Limited	British Virgin Islands

Petrodrill Offshore Inc.	Bahamas

Petrodrill Seven Limited	British Virgin Islands

Petrodrill Six Limited	British Virgin Islands

Petrodrill Three Limited	British Virgin Islands

Petrodrill Two Limited	British Virgin Islands

Petroleum International PTE Ltd	Singapore

PRIDE INTERNATIONAL, INC.
SUBSIDIARIES (as of 12/31/04)

COMPANY	JURISDICTION OF INCORPORATION
OR ORGANIZATION

Petroleum Supply Company	Delaware

Petro Tech Saic.de M.y. S.	Argentina

Petroterra Servicios de Petroleo Ltda.	Brazil

Pride Amethyst Ltd.	British Virgin Islands

Pride Amethyst II Ltd.	British Virgin Islands

Pride Arabia Limited	Saudi Arabia

Pride Atyrau	Kazakhstan

Pride Central America, LLC	Delaware

Pride do Brasil Servicos de Petroleo, Ltda	Brazil

Pride Drilling, C.A.	Venezuela

Pride Drilling, LLC	Delaware

Pride Drilling N.V.	Netherlands Antilles

Pride E&P Services Ltd.	British Virgin Islands

Pride Foral, S.P.A.	Algeria

Pride Foramer S.A.S.	France

Pride Forasol Drilling Nigeria Limited	Nigeria

Pride-Forasol-Foramer Ltd.	British Virgin Islands

Pride Forasol Perfuracoes e Servicos do Brasil Ltda.	Brazil

Pride Forasol, S.A.S.	France

Pride Global Ltd.	British Virgin Islands

Pride International Bolivia Ltda	Bolivia

Pride International, CA	Venezuela

Pride International, Inc.	Delaware

PRIDE INTERNATIONAL, INC.
SUBSIDIARIES (as of 12/31/04)

COMPANY	JURISDICTION OF INCORPORATION
OR ORGANIZATION

Pride International JSC	Russia

Pride International, Ltd.	British Virgin Islands

Pride International Management Company	Delaware

Pride International Personnel, Ltd.	British Virgin Islands

Pride International U.S. Personnel, Ltd.	British Virgin Islands

Pride International Services, Inc.	Delaware

Pride International, S.R.L.	Argentina

Pride Maritima Ltd.	British Virgin Islands

Pride Mexico Holdings LLC	Delaware

Pride North America LLC	Delaware

Pride North Atlantic, Ltd.	British Virgin Islands

Pride North Sea, Ltd.	British Virgin Islands

Pride North Sea (UK) Limited	England

Pride Offshore, Inc.	Delaware

Pride Offshore International LLC	Delaware

Pride Ohio, Ltd.	British Virgin Islands

Pride Peru S.A.	Peru

Pride South America Ltd.	British Virgin Islands

Pride South Pacific LLC	Delaware

Pride U.S. Personnel, Ltd.	British Virgin Islands

Redbridge Navigation Limited	Liberia

Redfish Holdings S. de R.l. de C.V.	Mexico

San Antonio Services, Ltd.	British Virgin Islands

PRIDE INTERNATIONAL, INC.
SUBSIDIARIES (as of 12/31/04)

COMPANY	JURISDICTION OF INCORPORATION
OR ORGANIZATION

SE Pacific Drilling Ltd.	British Virgin Islands

Servicios Especiales San Antonio S.A.	Argentina

Societe Maritime de Services S.N.C.“Somaser”	France

Sonamer Angola Ltd.	Bahamas

Sonamer France S.A.S.	France

Sonamer Jack-ups, Ltd.	Bahamas

Sonamer Limited	Bahamas

Sonamer Perfuracoes Ltd.	Bahamas

Twin Oaks Financial Ltd.	British Virgin Islands

UNAP International Ltd.	Cayman Islands

Uniao Nacional de Perfuracao Ltda (“UNAP”)	Brazil

United Gulf Energy Resources Co.	Oman

Utah Drilling Limited	British Virgin Islands

Westville Management Corporation	British Virgin Islands